EXHIBIT 99.4

AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is February 2, 2012. The parties and their addresses are:

OWNER:
ELDORADO ARTESIAN SPRINGS, INC.
a Colorado Corporation
1783  Dogwood Street
Louisville, CO 80027

SECURED PARTY:
ANB BANK
3033  East First Ave
Denver, CO  80206

The pronouns  "you"  and "your"  refer to the Secured Party.  The pronouns "I," "me"  and "my" refer to each person or entity signing this Agreement as Owner.

1. LOAN DESCRIPTION (Loan).

A. Date.  February 2, 2012

B. Loan Number.  0130011704

C. Loan Amount.  $2,815,892.00

D. Additional Information.  1st Deed of Trust

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following.

A.1 will insure the Property as listed and with the coverages shown in the DESCRIPTION OF PROPERTY section.

B. I will have you named on the policy, with the status listed under the STATUS section.

C. I will arrange for the insurance company to notify  you that the policy is in effect and your status has been noted.

D. I will pay for this Insurance, including any fee for this endorsement.

E. I will keep the insurance in effect until the Property is no longer subject to your security interest.( I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

Real estate located at 1783  Dogwood  Street, Louisville, Colorado 80027.

I agree to  insure  this  Property  according  to  the  following described risks,  amount  of  coverage, and maximum  deductible allowed. I will insure the Property with the coverages necessary to protect  the Property from all risks and liability reasonably associated with  the Property. The insurable value of  this Property is $2,815,892.00.  The term of coverage will be Term of Loan. The maximum  deductible allowed is $1,000.00.

Real estate located at 255  Artesian Drive; 23 Kneale  Road; 35, 299,319-321 Eldorado Springs Drive, Eldorado Springs/Louisville, Colorado 80025-27.

I agree to  insure  this  Property  according  to  the  following described risks, amount of  coverage, and maximum deductible allowed. I will insure the Property with  the coverages necessary to protect the Property from all risks and liability reasonably associated with the Property. The insurable value of this Property is $2,815,892.00. The term of coverage will be Term of Loan. The maximum deductible allowed is $1,000.00.

Other   coverages  required: PHYSICAL  DAMAGE  COVERAGE WITH   DEDUCTIBLES  NOT  TO  EXCEED $1,000.00  PER OCCURRENCE.

4. STATUS. Your status shall be listed on the insurance policy as Mortgagee The current lien position of the Secured Party is First lien.

5. MAILING ADDRESS. Please return to Secured Party at the address listed in the DATE AND PARTIES section.

SIGNATURES FOR OWNERS AND AUTHORIZATION  TO INSURANCE AGENT AND COMPANY.  By signing below, I agree to the terms  contained  in this  Agreement and acknowledge  receipt of a copy of this  Agreement.   I request the listed insurance company and agency to provide the indicated  coverage, and list you on the policy  with the indicated status. I also request the insurance  company  or  its  authorized  agent  to  immediately  confirm  that  the  policy  is  in  effect  by  signing  this  form  and forwarding a copy of the policy to you.

OWNER:

Eldorado Artesian Springs, Inc.
By:_____________________________
Dauglas  A. Larson, President

By:_____________________________
Kevin M. Sipple, Vice President

By:_____________________________
Jermey S. Martin, Vice President

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

SIGNATURE OF SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of  this Agreement, the  insurance company or agency named above is requested to confirm the policy coverages shown above.

SECURED PARTY:

ANB Bank

By:____________________________________
Art Nobl.es, Vice President-NMLS ID #504230

SIGNATURE FOR INSURANCE COMPANY  AND  CONFIRMATION. By signing  below,  Insurance  Company  confirms  the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancelation.
                                                                               ·
INSURANCE COMPANY:

By____________________________________
Signer Name____________________________
Signer Title _____________________________
Telephone Number________________________

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"